Exhibit 99.1

Horizon Pharma plc Announces Fourth Quarter and Full Year 2014 Financial Results and Raises

Guidance for 2015

— Fourth Quarter Net Sales of $103.8 Million, Up 245 Percent Year over Year —

— Full Year Net Sales of $297.0 Million, Up 301 Percent Year over Year –

— Raises Net Sales and Adjusted EBITDA Guidance for 2015 —

— Conference Call and Webcast Today, February 27th, at 8:00 a.m. ET —

DUBLIN, IRELAND – February 27, 2015 – Horizon Pharma plc (NASDAQ: HZNP), a specialty biopharmaceutical company focused on improving patients’ lives by identifying, developing, acquiring and commercializing differentiated products that address unmet medical needs, announced its fourth quarter and full year 2014 financial results today.

Financial Highlights

(in millions except for per share amounts)	Q4 2014	Q4 2013	FY 2014	FY 2013
Total net sales	$103.8	$30.1	$297.0	$74.0
Adjusted EBITDA	41.0	(0.1)	105.4	(28.3)
Net loss	(31.6)	(102.9)	(263.6)	(149.0)
Adjusted non-GAAP net income (loss)	35.5	(1.1)	92.5	(36.9)
Net loss per share - basic	$(0.27)	$(1.56)	$(3.15)	$(2.34)
Adjusted non-GAAP net income (loss) per share - basic	0.30	(0.02)	1.10	(0.58)
Net loss per share - diluted	(0.27)	(1.56)	(3.15)	(2.34)
Adjusted non-GAAP net income (loss) per share - diluted	0.27	(0.02)	0.95	(0.58)
Cash and cash equivalents			$218.8	$80.5

Strong Finish to 2014 and Encouraging Early Performance in 2015

“We continued our strong momentum in the fourth quarter of 2014 and ended up exceeding our latest net sales and adjusted EBITDA guidance for the year,” said Timothy P. Walbert, chairman, president and chief executive officer, Horizon Pharma plc. “We are also encouraged by the results we are seeing so far in 2015 and, as a result, we are raising 2015 full year guidance to $450 million to $475 million in net sales and $170 million to $190 million in adjusted EBITDA. Our projected strong operating cash flows and financial leverage support our ability to execute our strategy of continued product and company acquisitions to expand our commercial critical mass and further enhance shareholder value.”

Fourth Quarter and Full Year 2014 Financial Results

•	Total net sales in the fourth quarter of 2014 were $103.8 million, compared with $30.1 million in the fourth quarter of 2013, representing 245 percent year over year growth. Total net sales for the full year 2014 were $297.0 million, compared with $74.0 million for the full year 2013, representing 301 percent year over year growth.

Net Sales

Net sales (in millions)	Q4 2014	Q4 2013	FY 2014	FY 2013
ACTIMMUNE® (1)	$22.5	$—	$25.3	$—
DUEXIS®	28.8	23.1	83.2	59.0
LODOTRA®	3.1	2.8	6.5	8.2
RAYOS®	6.1	3.2	19.0	5.8
VIMOVO® (2)	43.3	1.0	163.0	1.0

Total net sales	$103.8	$30.1	$297.0	$74.0

(1)	ACTIMMUNE was acquired September 19, 2014.
(2)	The Company began selling VIMOVO in January 2014 and 2013 sales were under a transition agreement with AstraZeneca.

•	Gross profit margins were 69 percent of net sales in the fourth quarter of 2014 compared with 83 percent of net sales in the fourth quarter of 2013, and on a non-GAAP basis, were 94 percent of net sales in the fourth quarter of 2014 compared with 93 percent of net sales in the fourth quarter of 2013, after excluding depreciation, intangible amortization, amortization of inventory step-up and royalty re-measurement and accretion. Gross profit margins were 73 percent of net sales for the full year 2014 compared with 80 percent of net sales for full year 2013, and on a non-GAAP basis, were 95 percent for full year 2014 compared with 92 percent for full year 2013.

•	Total operating expenses were $62.2 million in the fourth quarter of 2014, compared to $30.6 million in the fourth quarter of 2013. Fourth quarter 2014 operating expenses included $3.2 million of transaction related expenses related to the acquisitions of Vidara Therapeutics International plc, or Vidara, and PENNSAID (diclofenac sodium topical solution) 2% w/w. Total operating expenses for full year 2014 were $226.7 million compared to $102.2 million for full year 2013. Full year 2014 operating expenses included $40.6 million of transaction related expenses related to Vidara and PENNSAID 2%.

•	Adjusted EBITDA was $41.0 million in the fourth quarter of 2014 after excluding the impact of $29.4 million in costs associated with induced conversions of a portion of the 5.00% Convertible Senior Notes due 2018, or Convertible Notes, $3.2 million of transaction expenses related to Vidara and PENNSAID 2%, $3.1 million in share based compensation and other non-GAAP adjustments, compared with an adjusted EBITDA loss of $0.1 million in the fourth quarter of 2013. For the full year 2014, adjusted EBITDA was $105.4 million after excluding the impact of $215.0 million of derivative securities revaluation, $48.8 million in acquisition related expenses, $29.4 million in costs associated with the induced conversion of convertible debt, $13.2 million in share based compensation and other non-GAAP adjustments, compared with an adjusted EBITDA loss of $28.3 million for the full year 2013.

•	On a GAAP basis, net loss in the fourth quarter of 2014 was $31.6 million, or $0.27 net loss on a basic and diluted per share basis. For full year 2014, on a GAAP basis, net loss was $263.6 million or $3.15 net loss on a basic and diluted per share basis.

•	Adjusted non-GAAP net income for the fourth quarter of 2014 was $35.5 million, or $0.30 basic earnings per share and $0.27 diluted earnings per share. For full year 2014, adjusted non-GAAP net income was $92.5 million, or $1.10 basic earnings per share and $0.95 diluted earnings per share.

Summary of Non-GAAP Adjustments

	Q4 2014			Q4 2013
(in millions, except per share amounts)	U.S. GAAP	Adjustments	Non-GAAP	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$103.8	$—	$103.8	$30.1	$—	$30.1
EBITDA (1)	4.9	36.1	41.0	(97.6)	97.5	(0.1)
Net income (loss)	(31.6)	67.1	35.5	(102.9)	101.8	(1.1)
Net income (loss) per share - basic	$(0.27)	$0.57	$0.30	$(1.56)	$1.54	$(0.02)
Net income (loss) per share - diluted	$(0.27)	$0.54	$0.27	$(1.56)	$1.54	$(0.02)

	Full Year 2014			Full Year 2013
(in millions, except per share amounts)	U.S. GAAP	Adjustments	Non-GAAP	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$297.0	$—	$297.0	$74.0	$—	$74.0
EBITDA (1)	(192.4)	297.8	105.4	(129.0)	100.7	(28.3)
Net income (loss)	(263.6)	356.1	92.5	(149.0)	112.1	(36.9)
Net income (loss) per share - basic	$(3.15)	$4.25	$1.10	$(2.34)	$1.76	$(0.58)
Net income (loss) per share - diluted	$(3.15)	$4.10	$0.95	$(2.34)	$1.76	$(0.58)

(1)	EBITDA is a non-GAAP measure.

Balance Sheet

•	The Company had cash and cash equivalents of $218.8 million as of December 31, 2014, an increase of $138.3 million from December 31, 2013.

•	Total principal amount of outstanding debt was $361 million at December 31, 2014, compared to total principal amount of outstanding debt of $150 million at December 31, 2013.

Fourth Quarter and Recent Major Events

•	Acquired the U.S. rights to PENNSAID 2% on October 17, 2014 for a $45 million one-time cash payment along with an eight-year exclusive manufacturing agreement and began selling the product in early January 2015.

•	Presented encouraging data from a Phase 2 clinical study of ACTIMMUNE (interferon gamma-1b) treatment in children with Friedreich’s Ataxia, or FA, and submitted the IND for a Phase 3 study for ACTIMMUNE in children with FA in the first quarter of 2015.

•	Announced favorable Markman Ruling in RAYOS (prednisone) delayed-release tablets patent infringement litigation.

•	Received two additional patents from the U.S. Patent and Trademark Office with claims covering VIMOVO with patent terms through 2031.

•	Induced conversion of an aggregate principal amount of $89.0 million of the Convertible Notes, issuing an aggregate of 16.6 million ordinary shares and making aggregate cash payments of $16.7 million plus accrued interest. Following the induced conversions, $61.0 million of principal amount of Convertible Notes remain outstanding.

•	Appointed Paul Hoelscher as executive vice president and chief financial officer.

•	Hired John Kody as executive vice president and chief commercial officer.

•	Opened new corporate headquarters in Dublin, Ireland and expanded U.S. headquarters with opening of a downtown Chicago office.

2015 Guidance

The Company today announced it is raising 2015 full year guidance as follows:

	Prior Guidance	New Guidance
Net sales	$425 to $450 million	$450 to $475 million
Adjusted EBITDA	$160 to $180 million	$170 to $190 million

Note Regarding Use of Non-GAAP Financial Measures

Horizon provides certain financial measures such as adjusted non-GAAP net income (loss), adjusted non-GAAP net income (loss) per share, non-GAAP gross profit margins and non-GAAP cash from operations that include adjustments to GAAP figures. These adjustments to GAAP exclude the bargain purchase gain related to the acquisition of Vidara, acquisition transaction related expenses, loss on induced debt conversion, loss on debt extinguishment, secondary offering expenses as well as non-cash items such as stock compensation, depreciation and amortization, royalty accretion, non-cash interest expense, and other non-cash adjustments such as the increase or decrease in the fair value of the embedded derivative associated with the Company’s convertible senior notes. Certain other special items or substantive events may also be included in the non-GAAP adjustments periodically when their magnitude is significant within the periods incurred. EBITDA, or earnings before interest, taxes, depreciation and amortization, and adjusted EBITDA are also used and provided by Horizon as non-GAAP financial measures. Horizon believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of Horizon’s financial performance. The non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of the Company’s operational results and trends. In addition, these non-GAAP financial measures are among the indicators Horizon’s management uses for planning and forecasting purposes and measuring the Company’s performance. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies. Please refer to the financial statements portion of this press release where the Company has provided a reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures. However, the Company has not provided a reconciliation of 2015 adjusted EBITDA outlook to a net income (loss) outlook because certain items that are a component of net income (loss) but not part of adjusted EBITDA, such as stock compensation and acquisition related expenses, cannot be reasonably projected, either due to the significant impact of changes in Horizon’s stock price on stock compensation, or the variability associated with acquisition related expenses due to timing and other factors.

Conference Call

At 8:00 a.m. EST / 11 a.m. GMT today, the Company will host a live conference call and webcast to review its financial and operating results and provide a general business update.

U.S. Dial-In Number: +1 888.338.8373

International Dial-In Number: +1 973.872.3000

Passcode: 71462620

The live webcast and a replay may be accessed by visiting Horizon’s website at http://ir.horizon-pharma.com. Please connect to the Company’s website at least 15 minutes prior to the live webcast to ensure adequate time for any software download that may be needed to access the webcast.

A replay of the conference call will be available approximately two hours after the call and accessible through one of the following telephone numbers, using the passcode below:

Replay U.S. Dial-In Number: +1 855.859.2056

Replay International Dial-In Number: +1 404.537.3406

Passcode: 71462620

About Horizon Pharma plc

Horizon Pharma plc is a specialty biopharmaceutical company focused on improving patients’ lives by identifying, developing, acquiring and commercializing differentiated products that address unmet medical needs. The Company markets a portfolio of products in arthritis, inflammation and orphan diseases. Horizon’s U.S. marketed products are ACTIMMUNE® (interferon gamma-1b), DUEXIS® (ibuprofen/famotidine), PENNSAID® (diclofenac sodium topical solution) 2% w/w, RAYOS® (prednisone) delayed-release tablets and VIMOVO® (naproxen/esomeprazole magnesium). Horizon’s global headquarters are in Dublin, Ireland. For more information, please visit www.horizonpharma.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding expected 2015 net revenue and adjusted EBITDA, Horizon’s growth strategy, the on-going commercialization of ACTIMMUNE, DUEXIS, RAYOS and VIMOVO and the planned Phase 3 study of ACTIMMUNE in FA. These forward-looking statements are based on management’s expectations and assumptions as of the date of this press release, and actual results may differ materially from those in these forward-looking statements as a result of various factors. These factors include, but are not limited to, risks regarding Horizon’s ability to commercialize products successfully, including risks relating to availability of coverage and adequate reimbursement and pricing from government and third party payers and risks relating to the success of Horizon’s Prescriptions-Made-Easy or PME specialty pharmacy program, whether commercial data regarding ACTIMMUNE, DUEXIS, PENNSAID 2%, RAYOS and VIMOVO in the United States for any historical periods are indicative of future results, Horizon’s ability to comply with post-approval regulatory requirements, Horizon’s ability to enforce its intellectual property rights to its products, Horizon’s ability to execute on its plan to grow through acquiring or in licensing additional products or companies, and risks regarding Horizon’s ability to conduct the Phase 3 study of ACTIMMUNE in FA as planned. For a further description of these and other risks facing the Company, please see the risk factors described in the Company’s filings with the United States Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in those filings. Forward-looking statements speak only as of the date of this press release and the Company undertakes no obligation to update or revise these statements, except as may be required by law.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	As of
	December 31,	December 31,
	2014	2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$218,807	$80,480
Restricted cash	738	738
Accounts receivable, net	73,915	15,958
Inventories, net	16,865	8,701
Prepaid expenses and other current assets	14,370	4,888
Deferred tax assets, net	1,530	—

Total current assets	326,225	110,765

Property and equipment, net	7,241	3,780
Developed technology, net	696,963	131,094
In-process research and development	66,000	—
Other intangible assets, net	7,870	—
Deferred tax assets, net, non-current	18,761	—
Other assets	11,564	6,957

TOTAL ASSETS	$1,134,624	$252,596

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Convertible debt, net	$48,334	$—
Accounts payable	21,011	9,921
Accrued trade discounts and rebates	76,115	8,123
Accrued expenses	46,625	15,926
Accrued royalties, current portion	25,325	8,010
Deferred revenues, current portion	1,261	1,330
Deferred tax liabilities, net	721	—

Total current liabilities	219,392	43,310

LONG-TERM LIABILITIES:
Convertible debt, net of current	—	110,762
Long term debt, net	297,169	—
Derivative liability	—	109,410
Accrued royalties, net of current	48,887	24,982
Deferred revenues, net of current	8,144	9,686
Deferred tax liabilities, net, non-current	19,570	3,362
Other long term liabilities	1,258	166

Total long-term liabilities	375,028	258,368

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Ordinary shares, $0.0001 nominal value; 300,000,000 shares authorized; 125,425,853 and 66,097,417 shares issued at December 31, 2014 and 2013, respectively and 124,041,487 and 66,097,417 shares outstanding December 31, 2014 and 2013, respectively	13	7
Treasury stock, 384,366 ordinary shares at December 31, 2014	(4,585)	—
Additional paid-in capital	1,269,858	410,430
Accumulated other comprehensive loss	(4,363)	(2,403)
Accumulated deficit	(720,719)	(457,116)

Total shareholders’ equity (deficit)	540,204	(49,082)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,134,624	$252,596

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
REVENUES:
Net sales	$103,841	$30,080	$296,955	$74,016
Cost of goods sold	32,680	5,255	78,753	14,625

Gross profit	71,161	24,825	218,202	59,391

OPERATING EXPENSES:
Research and development	6,859	2,899	17,460	10,084
Sales and marketing	33,344	20,120	120,276	68,595
General and administrative	21,975	7,568	88,957	23,566

Total operating expenses	62,178	30,587	226,693	102,245

Operating income (loss)	8,983	(5,762)	(8,491)	(42,854)

OTHER INCOME (EXPENSE), NET:
Interest expense, net	(10,218)	(2,128)	(23,826)	(12,774)
Foreign exchange (loss) gain	(829)	539	(3,905)	1,206
Loss on derivative fair value	—	(69,300)	(214,995)	(69,300)
Loss on induced debt conversion and debt extinguishment	(29,390)	(26,404)	(29,390)	(26,404)
Bargain purchase gain	—	—	22,171	—
Other, net	(3,010)	—	(11,251)	—

Total other expense, net	(43,447)	(97,293)	(261,196)	(107,272)

Loss before benefit for income taxes	(34,464)	(103,055)	(269,687)	(150,126)
BENEFIT FOR INCOME TAXES	(2,817)	(154)	(6,084)	(1,121)

NET LOSS	$(31,647)	$(102,901)	$(263,603)	$(149,005)

Net loss per share - basic and diluted	$(0.27)	$(1.56)	$(3.15)	$(2.34)

Weighted average shares outstanding - basic and diluted	116,333,365	65,856,170	83,751,129	63,657,924

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Twelve Months Ended December 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(263,603)	$(149,005)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Remeasurement of VIMOVO and ACTIMMUNE royalty liabilities	10,660	—
Depreciation and intangible amortization expense	34,009	9,310
Share-based compensation	13,198	5,014
Bargain purchase gain	(22,171)	—
Loss on derivative revaluation	214,995	69,300
Royalty accretion	9,020	—
Non cash loss on induced debt conversion	11,709	—
Loss on debt extinguishment	—	12,881
Paid in kind interest expense	—	2,225
Amortization of debt discount and deferred financing costs	9,273	4,364
Foreign exchange loss (gain)	3,905	(1,206)
Loss on asset disposal	11	—
Changes in operating assets and liabilities:
Accounts receivable	(46,183)	(12,491)
Inventories	7,173	(3,426)
Prepaid expenses and other current assets	(9,208)	(1,240)
Accounts payable	9,383	3,908
Accrued trade discounts and rebates	54,090	6,962
Accrued expenses	(1,270)	980
Deferred revenues	(562)	(1,145)
Deferred income taxes	(7,516)	(1,186)
Other non-current assets and liabilities	636	468

Net cash provided by (used in) operating activities	27,549	(54,287)

CASH FLOWS FROM INVESTING ACTIVITIES:
Payment for acquisitions, net of cash acquired	(224,220)	(35,000)
Purchases of property and equipment	(3,500)	(1,198)
Change in restricted cash	—	63

Net cash used in investing activities	(227,720)	(36,135)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of debt, net of underwriting fees and issuance costs	286,966	143,598
Proceeds from the issuance of ordinary shares in connection with warrant and stock option exercises	40,260	161
Proceeds from the settlement of covered capped call transactions	9,385	—
Proceeds from the issuance of ordinary shares under an ATM agreement, net of issuance costs	—	5,998
Proceeds from the issuance of ordinary shares through ESPP programs	1,674	478
Repayment of notes payable	—	(64,844)
Purchase of capped calls	—	(18,675)

Net cash provided by (used in) financing activities	338,285	66,716

Effect of foreign exchange rate changes on cash	213	99

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	138,327	(23,607)
CASH AND CASH EQUIVALENTS, beginning of the year	80,480	104,087

CASH AND CASH EQUIVALENTS, end of the period	$218,807	$80,480

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)

(in thousands, except share and per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Adjusted Non-GAAP Net Income (Loss):
GAAP Net Income (Loss)	$(31,647)	$(102,901)	$(263,603)	$(149,005)
Non-GAAP Adjustments:
Bargain purchase gain	—	—	(22,171)	—
Vidara acquisition costs	2,776	—	48,427	—
PENNSAID acquisition costs	408	—	408	—
Loss on induced debt conversion / debt extinguishment	29,390	26,404	29,390	26,404
Secondary offering costs	2,857	—	2,857	—
Deferred tax benefit resulting from a reduction in valuation allowance due to acquisition related deferred tax liabilities	—	—	(3,048)	—
Remeasurement of VIMOVO and ACCTIMMUNE royalty liabilities	(2,373)	—	10,660	—
Loss on derivative revaluation	—	69,300	214,995	69,300
Amortization and accretion:
Intangible amortization expense (net of tax effect)	15,522	2,811	30,969	6,790
Amortization of debt discount and deferred financing costs	2,186	1,321	9,273	4,364
Accretion of royalty liabilities	3,403	—	9,020	—
Amortization of inventory step-up adjustment	9,525	—	11,065	—
Amortization of deferred revenue	(166)	(160)	(644)	(930)
Share-based compensation	3,087	1,808	13,198	5,014
Depreciation expense	509	313	1,702	1,174

Total of non-GAAP adjustments	67,124	101,797	356,101	112,116

Adjusted Non-GAAP Net Income (Loss)	$35,477	$(1,104)	$92,498	$(36,889)

Weighted average shares - Basic	116,333,365	65,856,170	83,751,129	63,657,924

Adjusted Non-GAAP Net Income (Loss) Per Share - Basic:
GAAP net income (loss) per share-Basic	$(0.27)	$(1.56)	$(3.15)	$(2.34)
Non-GAAP adjustments	0.57	1.54	4.25	1.76

Adjusted Non-GAAP Net Income (Loss) per share - Basic	$0.30	$(0.02)	$1.10	$(0.58)

Weighted average shares - Diluted
Weighted average shares - Basic	116,333,365	65,856,170	83,751,129	63,657,924
Ordinary stock equivalents	20,657,476	—	20,737,726	—

Weighted average shares - Diluted	136,990,841	65,856,170	104,488,855	63,657,924

Adjusted Non-GAAP Net Income (Loss) Per Share - Diluted:
Adjusted Non-GAAP Net Income (Loss)	$35,477	$(1,104)	$92,498	$(36,889)
Add: Convertible debt interest expense, net of taxes	1,208	—	6,834	—

Adjusted Non-GAAP Net Income (Loss) - Diluted	$36,685	$(1,104)	$99,332	$(36,889)

GAAP net income (loss) per share-Diluted	$(0.27)	$(1.56)	$(3.15)	$(2.34)
Non-GAAP adjustments	0.57	1.54	4.25	1.76
Diluted earnings per share effect of ordinary share equivalents	(0.03)	—	(0.15)	—

Adjusted Non-GAAP Net Income (Loss) per share - Diluted	$0.27	$(0.02)	$0.95	$(0.58)

ADDITIONAL GAAP TO NON-GAAP RECONCILIATIONS

EBITDA, Gross Profit and Operating Cash Flow

(in thousands, except percentages)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
EBITDA and Adjusted EBITDA:
GAAP Net Loss	$(31,647)	$(102,901)	$(263,603)	$(149,005)
Depreciation	509	313	1,702	1,174
Amortization and accretion:
Intangible amortization expense	15,836	3,158	32,306	8,136
Accretion of royalty liabilities	3,403	—	9,020	—
Amortization of deferred revenue	(166)	(160)	(644)	(930)
Amortization of inventory step-up adjustment	9,525	—	11,065	—
Interest expense, net (including amortization of debt discount and deferred financing costs)	10,218	2,128	23,826	12,774
Benefit for income taxes	(2,817)	(154)	(6,084)	(1,121)

EBITDA	$4,861	$(97,616)	$(192,412)	$(128,972)

Non-GAAP adjustments:
Remeasurement of VIMOVO and ACCTIMMUNE royalty liabilities	(2,373)	—	10,660	—
Bargain purchase gain	—	—	(22,171)	—
Loss on derivative revaluation	—	69,300	214,995	69,300
Vidara acquisition costs	2,776	—	48,427	—
PENNSAID acquisition costs	408	—	408	—
Loss on induced debt conversion / debt extinguishment	29,390	26,404	29,390	26,404
Secondary offering costs	2,857	—	2,857	—
Share-based compensation	3,087	1,808	13,198	5,014

Total of Non-GAAP adjustments	$36,145	$97,512	$297,764	$100,718

Adjusted EBITDA	$41,006	$(104)	$105,352	$(28,254)

VIMOVO and ACTIMMUNE royalties for period	$(6,202)	$—	$(18,264)	$—

Adjusted EBITDA (Net of Royalities)	$34,804	$(104)	$87,088	$(28,254)

Non-GAAP Gross Profit:
GAAP net sales	$103,841	$30,080	$296,955	$74,016
GAAP cost of goods sold	32,680	5,255	78,753	14,625

GAAP gross profit	$71,161	$24,825	$218,202	$59,391

GAAP gross profit %	69%	83%	73%	80%
Non-GAAP Gross Profit:
GAAP gross profit	$71,161	$24,825	$218,202	$59,391
Non-GAAP gross profit adjustments:
Remeasurement of VIMOVO and ACCTIMMUNE royalty liabilities	(2,373)	—	10,660	—
Intangible amortization expense	15,836	3,158	32,306	8,136
Accretion of royalty liabilities	3,403	—	9,020	—
Amortization of inventory step-up adjustment	9,525	—	11,065	—
Depreciation	109	91	369	350

Total of Non-GAAP adjustments	$26,500	$3,249	$63,420	$8,486

Non-GAAP gross profit	$97,661	$28,074	$281,622	$67,877

Non-GAAP gross profit %	94%	93%	95%	92%
Non-GAAP Cash Provided By (Used) in Operating Activities:
GAAP cash provided by (used in) operating activities	$10,079	$(11,178)	$27,549	$(54,287)
Cash payments related to Vidara acquisition costs	5,796	—	34,830	—
Cash payments post closing of certain transaction costs of Vidara	—	—	14,116	—
Cash payments associated with induced debt conversion	16,690	—	16,690	—

Non-GAAP cash provided by (used in) operating activities	$32,565	$(11,178)	$93,185	$(54,287)

Investors:

Robert F. Carey

Executive Vice President, Chief Business Officer

investor-relations@horizonpharma.com

U.S. Media Contact:

Geoff Curtis

geoff.curtis@djescience.com

+1 312 233-1253

Ireland Media Contact:

Ray Gordon

Gordon MRM

ray@gordonmrm.ie

+353 (87) 2417373